Exhibit 99.3

LINN Energy

Supplemental Emergence Presentation

February 28, 2017

LINN Energy

Forward-Looking Statements and Risk Factors

Statements made in these presentation slides and by representatives of LINN Energy (“LINN” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements.” These statements are based on certain assumptions and expectations made by the Company, which reflect management’s experience, estimates and perception of historical trends, current conditions, and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to financial performance and results, ability to improve our financial results and profitability following emergence from bankruptcy, availability of sufficient cash flow to execute our business plan, continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids, ability to hedge future production, ability to replace reserves and efficiently develop current reserves, and the regulatory environment and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. These and other important factors could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Please read “Risk Factors” in the Company’s

Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other public filings. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

LINN Energy

Reserve Estimates

The SEC permits oil and natural gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. The Company may use terms in this presentation that the SEC’s guidelines strictly prohibit in SEC filings, such as “estimated ultimate recovery” or “EUR,” “resources,” “net resources,” “total resource potential” and similar terms to estimate oil and natural gas that may ultimately be recovered. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves as used in SEC filings and, accordingly, are subject to substantially greater uncertainty of being actually realized. These estimates have not been fully risked by management. Actual quantities that may be ultimately recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery include the scope of the Company’s actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual drilling results and recoveries of oil and natural gas in place, and other factors. These estimates may change significantly as the development of properties provides additional data.

PV-10

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company’s calculation of PV-10 herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes and including the impact of helium, using strip prices as of February 15, 2017, rather than after income taxes and not including the impact of helium, using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company’s calculation of PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

The New LINN

LINN Energy

Successfully emerged from financial restructuring

Reduced debt by more than $5 billion to total debt of $1,012 (pro forma net debt of $962 million(1)) and recently initiated a sale process of non-core assets to further de-lever

~185,000 net acres in SCOOP/STACK/Merge – a premier onshore U.S. play

~49,000 net acres in the highly prospective Merge, where LINN holds a dominant position and operates a 60 MMcf/d refrigeration plant with expansion capability

2.6+ million net acres (98%+ HBP) with exposure to emerging stacked pay opportunities in Mid-Continent, Rockies, East Texas and North Louisiana

Ample liquidity of ~$730 million to accelerate growth in core areas

Predictable, low-cost production base of ~828 MMcfe/d (13% decline rate) with significant upside levers and growth opportunities

Operating cost structure reduced by ~27% to position the Company as a premier, low-cost, operator with the ability to further improve margins

Simplified corporate structure with the separation of Berry and all associated costs

Proved Developed PV-10 of ~$3.1 billion(2&3)

(1) See reconciliation of net debt (a non-GAAP measure) on slide 29. Financial projections from Exhibit C in the disclosure statement adjusted for $40 million GUC payment

(2) Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96 (3) Refer to slide 3 for the PV-10 disclosure | Note: Unless indicated otherwise, all operational and reserve data is as of December 31, 2016 4

Table of Contents

LINN Energy

Slides Overview of Assets 6 Asset Detail 7 Proved Reserves 8 Net Asset Value 9 Asset Sales 10 SCOOP / STACK / Merge & Midstream 11-18 Arkoma – Mid-Continent Growth 19 Rockies Growth 20-23 East Texas and North Louisiana Growth 24-25 Hugoton – Legacy Low Decline Asset 26 Permian – Mature Waterfloods 27 California – Shallow Decline Oil Asset 28 Diverse Long Life Producing Assets 29 Pro Forma Capitalization 30 Debt Reduction 31 Reorganized Capital Structure 32 Commodity Hedge Portfolio 33 New Board of Directors 34

Overview of LINN's Assets

LINN Energy



Williston
ND
SD
WY
Michigan
MI
Jonah
Salt Creek
Washakie
Uinta
Bluebell Altamont
Drunkards Wash
Illinois
SCOOP
STACK
Merge
CA
Hugoton
Eastern Oklahoma
Waterfloods
Panhandle
Arkoma
California
TX
Permian
East Texas
North Louisiana
South Texas

LINN Total:

- 2.6+ Million Net Acres
- Net Production of ~828 MMcfe/d
- ~3.3 Tcfe of Proved Developed Reserves (65% Natural Gas)
- $3.1 Billion Proved Developed PV-10 (1&2)

Mid-Continent Core Growth

SCOOP / STACK / Merge

- Exposure across the entirety of this premier U.S. onshore resource play includes significant and strategic operated position in the core of the Merge
- Net Acres: ~185,000
- Net Production: ~56 MMcfe/d
- Additional ~112,000 net acres in Western Oklahoma

Emerging Growth

Rockies (Uinta, Jonah, Washakie, Williston)

- Concentrated acreage positions with significant scale and upside in core areas
- Net Acres: ~295,000
- Net Production: ~294 MMcfe/d

East Texas / North Louisiana

- Includes exposure to core horizontally prospective Bossier / Cotton Valley resource plays
- Net Acres: ~265,000
- Net Production: 72 MMcfe/d

Arkoma

- Concentrated, majority operated acreage position with significant scale and upside through advanced completion design
- Net Acres: ~49,000
- Net Production: 31 MMcfe/d

Diverse Long Life Producing Assets

- Mature producing assets provide steady and predictable cash flows requiring very little capital to maintain
- Net Acres: ~1,700,000+
- Net Production: ~375 MMcfe/d

(1) *Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96*

(2) *Refer to slide 3 for the PV-10 disclosure | Note: Unless otherwise noted, all volumes are average daily full year 2016 actual production and acreage is as of year end 2016*

6

LINN Asset Detail

LINN Energy

		Net Acres	Production[1] (MMcfe/d)	Primary Commodity	Proved Developed [2] Bcfe	Proved Developed [2&4] SEC Pricing PV-10 $ in millions	Proved Developed [3&4] Strip Pricing PV-10 $ in millions	Operatorship
Mid-Continent Core Growth	Merge	~49,000	56	Mixed	224	$ 163	$ 243	Majority Operated
	NW STACK	~105,000						
	STACK	~24,000						
	SCOOP	~7,000						
	Other Western Oklahoma	~112,000						
Emerging Growth	Jonah	~30,000	152	Natural Gas	372	$ 274	$ 389	Mixed
	Williston	~20,000	59	Oil	119	$ 139	$ 230	Non-Operated
	East Texas	~115,000	57	Natural Gas	276	$ 101	$ 156	Majority Operated
	Washakie	~200,000	74	Natural Gas	211	$ 60	$ 118	Majority Operated
	Bluebell Altamont	~45,000	9	Oil	35	$ 61	$ 89	Majority Operated
	Arkoma	~49,000	31	Natural Gas	126	$ 50	$ 75	Majority Operated
	North Louisiana	~150,000	15	Natural Gas	41	$ 20	$ 31	Majority Operated
Long Life Stable Base Assets	Hugoton	~1,100,000	155	Natural Gas	961	$ 524	$ 716	Majority Operated
	California	~3,000	32	Oil	170	$ 233	$ 347	Operated
	Permian	~90,000	56	Mixed	136	$ 114	$ 222	Majority Operated
	Michigan / Illinois	~200,000	30	Natural Gas	269	$ 82	$ 122	Majority Operated
	Eastern Oklahoma Waterfloods	~30,000	14	Oil	75	$ 47	$ 99	Majority Operated
	Salt Creek	~5,000	13	Oil	46	$ 28	$ 84	Non-Operated
	South Texas	~130,000	27	Natural Gas	68	$ 42	$ 67	Majority Operated
	Texas Panhandle	~140,000	23	Mixed	60	$ 33	$ 63	Operated
	Drunkards Wash	~50,000	23	Natural Gas	57	$ 30	$ 45	Non-Operated
	Other Non-Op / Other Royalties	~15,000	2	Natural Gas	8	$ 10	$ 12	Non-Operated
	Total	2,600,000+	828		3,254	$ 2,011	$ 3,108	

(1) *Average daily full year 2016 actual production*
(2) *SEC pricing of $2.48 per MMBtu for natural gas and $42.64 per bbl for oil*
(3) *Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96*
(4) *Refer to slide 3 for the PV-10 disclosure*

7

Proved Reserves

LINN Energy

(1) ~$3.1 Billion of Proved Developed 65% Natural Gas ~3.5 Tcfe of Proved Reserves Value at Strip (2)

8% 3% 6% 4% 18%

17%

65%

88% 91% Natural Gas Oil NGL PDP PDNP PUD PDP PDNP PUD

12-31-2016 Proved Reserves PV-10, $ in Millions

Natural Gas Oil NGL Total SEC $50.00 Strip $60.00 Bcf MMBbls MMBbls Bcfe Pricing (1&3) $3.00(3) Pricing (2) $3.50(3) PDP 2,017 88 92 3,099 $ 1,940 $ 2,783 $ 3,002 $ 3,772 PDNP 111 5 2 155 $ 71 $ 97 $ 106 $ 130 Total Proved Developed 2,128 93 94 3,254 $ 2,011 $ 2,880 $ 3,108 $ 3,902 PUD 172 6 10 266 $ 97 $ 169 $ 184 $252 Total Proved 2,300 99 104 3,520 $ 2,108 $ 3,049 $ 3,292 $ 4,154

(1) SEC pricing of $2.48 per MMBtu for natural gas and $42.64 per bbl for oil

(2) Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96 (3) Refer to slide 3 for the PV-10 disclosure

Building Blocks of Net Asset Value

LINN Energy

Value

Increasing Value

			Value
2.6+ million net acres mostly HBP with exposure to future stacked pay	Significant additional inventory at higher commodity prices	Inventory that benefits from technology and cost improvements	+ Additional Upside
Arkoma Emerging Growth in Woodford Horizontal	Rockies Emerging Growth in Washakie, Jonah, Williston and Uinta	East Texas and North Louisiana Emerging Growth in multiple horizons	+ Emerging Growth
~185,000 net acres in the SCOOP / STACK including ~49,000 net acres in the core of the Merge targeting the Mississippi, Woodford and Hunton		Expanding Capacity in the Merge Chisholm Trail Plant from 60 to 200 MMcf/d	+ SCOOP/STACK Growth
Proved Developed Reserves of ~3.3 Tcfe			Proved Developed PV-10 ~$3.1 Billion(1&2)

(1) *Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96*

(2) *Refer to slide 3 for the PV-10 disclosure*

9

Planned Asset Sales to Further De-Lever

LINN Energy

- The Company has retained advisors to market five non-core asset packages
  - Williston/Permian – RBC Richardson Barr
  - South Texas/Salt Creek – CIBC Griffis & Small
  - California – Tudor, Pickering, Holt & Co.
- The proceeds received will further de-lever the balance sheet and allow the flexibility to focus resources on the remaining growth assets


Williston
Salt Creek
California
Permian
South Texas

	Net Acres	Production[1] (MMcfe/d)	Primary Commodity	Proved Developed[2] Bcfe	Proved Developed[2&4] SEC Pricing PV-10 $ in Millions	Proved Developed[3&4] Strip Pricing PV-10 $ in Millions	Operatorship
California	~3,000	32	Oil	170	$ 233	$ 347	Operated
Williston	~20,000	59	Oil	119	$ 139	$ 230	Non-Operated
Permian	~90,000	56	Mixed	136	$ 114	$ 222	Majority Operated
Salt Creek	~5,000	13	Oil	46	$ 28	$ 84	Non-Operated
South Texas	~130,000	27	Natural Gas	68	$ 42	$ 67	Majority Operated
Total Planned Asset Sales	~248,000	187		539	$ 556	$ 950	

(1) Average daily full year 2016 actual production
(2) SEC pricing of $2.48 per MMBtu for natural gas and $42.64 per bbl for oil
(3) Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96
(4) Refer to slide 3 for the PV-10 disclosure

10

SCOOP / STACK / Merge – Core Growth

LINN Energy

Asset Highlights

- ~185,000 net acres that are 96%+ held by production
  - Merge – Core Growth ~49,000
  - NW STACK ~105,000
  - STACK ~24,000
  - SCOOP ~7,000
- Net Production of ~56 MMcfe/d (58% Natural Gas, 20% NGL, 22% Oil) including existing vertical production in western Oklahoma
- Proved Developed Reserves of 224 Bcfe
- Proved Developed PV-10 of $163 million (SEC) and $243 million (Strip)

Attributes

- 5 horizontal wells (3 Woodford and 2 Mississippi) on production at year end 2016
- Majority operated position in the core of the Merge
- Large position in both the STACK and the NW STACK
- Ability to accelerate development with short cycle times and low drilling costs
- LINN's 60 MMcf/d Chisholm Trail refrigeration plant in the Merge is currently operational
- In the Merge, company has control over both midstream and acreage, presenting significant combined opportunities

Key Developments

- Early results from LINN and others have shown potential to deliver exceptional results and expand the boundaries of the play
- Additional targets are Meramec and fractured Osage plays in northern Blaine, Dewey and Major based on industry results and recent activity


NW STACK
STACK
Merge
SCOOP
Garfield
Noble
Payne
Logan
Oklahoma
Cleveland
Beckham
Washita
Caddo
Comanche
Stephens
Garvin
Murray

Upside Opportunities

- As the play matures, significant upside in spacing density
- Type curve rates of return are greater than 50% across much of the position
- Applying most recent completion technology
- Control over infrastructure and ability to gather third-party volumes
- Undedicated acreage presents significant midstream optionality

11

SCOOP / STACK / Merge Transactions

Strong transaction valuations across

the SCOOP / STACK / Merge 5

4

3

Deal Value Production

Date Buyer Seller Net Acres $/Acre

($ in millions) (MMcfe/d)

Headline Prod. Adjusted (1)

1 01/16/2017 $613 41,386 16.6 $14,812 $13,606

2 12/14/2016 $1,850 46,400 183 $39,871 $28,039

3 06/20/2016 $888 61,000 51.6 $14,557 $12,020

4 05/05/2016 $470 42,000 22.8 $11,190 $9,562

5 12/07/2015 $1,900 80,000 54 $23,750 $21,725

Mean $21,127 $17,494

2

LINN acreage

Source: PLS M&A Database.

(1) Adjusted for production valued at $3,000 Mcfe/d. 12

LINN Energy

Merge – Core Growth Play

Asset Highlights

- ~49,000 net acres that are 89%+ held by production
- Production and geologic data from ~40 offset Merge drilled wells that have LINN participation
- High-quality 3D seismic and 900+ well petrophysical analyses

Key Developments

- Seven operated wells producing with five two-mile laterals
- Three Mississippi and four Woodford with an average WI of 78%
- 30-day peak production for six wells averaged 1,158 BOE/d
  - The two Mississippi wells averaged 1,615 BOE/d
  - The four Woodford wells averaged 930 BOE/d
- Type curves result in high rates-of-return of greater than 50% at $3/$50
- Successful execution of drilling and completing two-mile laterals
- Building necessary infrastructure and strategically de-risking our concentrated acreage position


Blaine
Kingfisher
Logan
STACK
Canadian
Oklahoma
Merge
Cleveland
Caddo
SCOOP

Potential for more than 1,400 gross locations in the Merge assuming 15 wells per section

	LINN Operated Well	First Prod	Zone	Lateral Length (ft)	Peak IP-30 (BOE/d)	Normalized to 10,000' Peak IP-30 (BOE/d)	% Oil
1	Barbour 12-10-7 1H	Mar-16	WDFD	4,209	668	1,587	29%
2	Hinparr 31-6-10-5 1XH	Nov-16	MISS	9,898	2,268	2,291	70%
3	McNeff 22-10-6 1H	Dec-16	MISS	4,391	961	2,189	41%
4	Braum 28-21-10-6 1XH	Dec-16	WDFD	10,206	1,445	1,416	13%
5	Braum 33-4-10-6 1XH	Dec-16	WDFD	10,179	769	755	35%
6	Langston 13-24-9-6 1XH	Jan-17	WDFD	10,135	837	826	18%


Caney
Miss Lime
Meramec
Mayes
M0
M1
M2
M3
M4
MISSISSIPPIAN
Kinderhook
Woodford
Upper
Middle
Lower
DEVONIAN
Misener
Hunton
Bois D'Arc
Haragan
Chimney Hill
SILURIAN
Target
Sycamore / Mayes
Target
Target

13

Merge – Key Offset Development

LINN Energy



Gary 1H-3601X (Cimarex)
Peak IP-30: 1,766 Boe/d
Oil: 54%
LL / Zone: 7,249'; WDFD
Radcliff 1-17H (Cimarex)
Peak IP-30: 1,345 Boe/d
Oil: 47%
LL / Zone: 4,522'; WDFD
Lydia 1-16H (Cimarex)
Peak IP-30: 2,165 Boe/d
Oil: 43%
LL / Zone: 4,795'; MISS
Meyer 1106 1-21Wh (Marathon)
Peak IP-30: 1,543 Boe/d
Oil: 35%
LL / Zone: 4,955'; MISS
Sofia 2H-31 (Citizen)
Peak IP-30: 1,509 Boe/d
Oil: 29%
LL / Zone: 4,947'; MISS
Toy Darrow 2H-8-17 (Citizen)
Peak IP-30: 1,444 Boe/d
Oil: 66%
LL / Zone: 7,500'; WDFD
Straka 1H-36X (Cimarex)
Peak IP-30: 1,172 Boe/d
Peak IP-30 % Oil: 55%
LL / Zone: 7,440'; WDFD
Rikella 2H-16-9 (Citizen)
Peak IP-30: 1,342 Boe/d
Oil: 65%
LL / Zone: 6,180'; MISS
Barbour 12-10-7 1H (LINN)
Peak IP-30: 1,587 Boe/d
Oil: 29%
LL / Zone: 4,209'; WDFD
McNeff 22-10-6 1H (LINN)
Peak IP-30: 2,189 Boe/d
Oil: 41%
LL / Zone: 4,360'; MISS
Bornemann 1H-7 (Gaedeke)
Peak IP-30: 1,939 Boe/d
Oil: 31%
LL / Zone: 4,834'; WDFD
Osborn 1H-19 (Citizen)
Peak IP-30: 1,413 Boe/d
Oil: 41%
LL / Zone: 4,942'; MISS
Rocky Road 1-23H (Cimarex)
Peak IP-30: 1,998 Boe/d
Oil: 14%
LL / Zone: 4,536'; WDFD
Anderson 1H-33 (Citizen)
Peak IP-30: 2,229 Boe/d
Oil: 52%
LL / Zone: 4,945'; WDFD
Ezzard Alma Lee 1H-29 (Citizen)
Peak IP-30: 2,729 Boe/d
Oil: 23%
LL / Zone: 4,917'; WDFD
Edwards James B Governor 1H-32 (Citizen)
Peak IP-30: 3,880 Boe/d
Oil: 73%
LL / Zone: 4,960'; MISS
Braum 28-21-10-6 1XH (LINN)
Peak IP-30: 1,416 Boe/d
Oil: 13%
LL / Zone: 10,206; WDFD
Huffman 2H-30-19 (Citizen)
Peak IP-30: 1,574 Boe/d
Oil: 56%
LL / Zone: 6,800'; MISS
Braum 33-4-10-6 1XH (LINN)
Peak IP-30: 755 Boe/d
Oil: 35%
LL / Zone: 10,179; WDFD
Hinparr 31-6-10-5 1Xh (LINN)
Peak IP-30: 2,291 Boe/d
Oil: 70%
LL / Zone: 9,898'; MISS
Langston 13-24-9-6 1XH (LINN)
Peak IP-30: 826 Boe/d
Oil: 18%
LL / Zone: 10,135; WDFD
Rosemary 2H-1-36 (Citizen)
Peak IP-30: 1,836 Boe/d
Oil: 73%
LL / Zone: 7,506'; MISS
Rosemary 1H-1-36 (Citizen)
Peak IP-30: 2,307 Boe/d
Oil: 73%
LL / Zone: 7,603'; MISS
Canadian
Grady
Legend
LINN Acreage
LINN Operated Well
Non-Operated Well
LINN Rig
Jones Rig
Devon Rig
Other Operator

Note: Peak IP-30 volumes have been normalized to a 10,000 ft lateral length. Data sourced from LINN production history, IHS and public company investor presentations.
Note: Rig count based on rigs shown within parameters of offset activity map.

14

s

linn energy

Merge – Geologic Overview

Merge Type Log Mississippi (Sycamore / Mayes) Gross Thickness

Play STACK Merge

Target Meramec Sycamore / Mayes

Porosity 3-7% 5-10%

Gross Thickness 150-500’ 50-200’

Net-to-Gross 30-40% 40-70%

Target Meramec Sycamore / Mayes

• The Woodford and Mississippi

(Sycamore / Mayes) are proven highly

productive benches

• Both the Mississippi and Woodford have

been materially de-risked

• Entering full-scale development

mode

• The Woodford is liquids rich with

shallow drilling depth (8,000-

12,000’ TVD)

• Over 125’ of brittle Woodford with

high oil in place and excellent

fracturability

• Mississippi (Sycamore / Mayes) is

the basinal equivalent to the

STACK, but has:

• Higher porosity

• Better net-to-gross

• Higher liquids ratio

• Lower D&C costs

Braums (2)

Doris

McNeff

Hinparr

Jackson

Dream Cooler

Langston

Jesse Chisholm

Refrigeration Plant Operational at 60 MMcf/d Capacity

Midstream Opportunities

• Insufficient current takeaway capacity

• Existing plants designed for leaner natural gas 3-4 GPM;

Mississippi/Woodford/Hunton natural gas is richer realizing 6-

8+ GPM

• Current gathering systems are low-pressure, designed to

service older vertical wells

• Estimate significant future production from

Mississippi/Woodford/Hunton horizontal in the LINN core

Merge

LINN’s Strategic Position

• Large undedicated acreage position in the Merge area

• LINN has experience in operating plants and gathering systems

• Granite Wash gathering system in Texas Panhandle,

Jayhawk and Satanta processing plants in Kansas

Current Plans

• Build gathering, compression and processing facilities in

phases to accommodate LINN’s expanding development

program including a cryogenic plant

• Gather all operated horizontal well volumes, LINN non-op wells as possible and third-party volumes

16

Building a Premier Midstream Business in the Merge

0

50

100

150

200

250

2017 2018 2019 2020 2021 2022

MMcf/d

Estimated Plant Capacity

Merge Midstream Infrastructure

Chisholm Trail

Refrigeration Plant

60 MMcf/d Capacity

LINN Pipeline

Northwest STACK – Major / Blaine

LINN Energy

Asset Highlights

- Contiguous and majority operated position of ~105,000 net acres that is 99%+ held by production
- Primary targets – Osage with some early success; Meramec and Chester

Key Developments

- Asset development focused on Osage in Major County and Osage and Meramec in Blaine County
- Meramec and fractured Osage plays in northern Blaine, Dewey and Major Counties are evolving into economic targets based on recent results

Key Attributes

- Large position in the emerging NW STACK
- Highly prospective for multiple targets, including the fractured Osage and Meramec targets
- Meramec is an emerging focus area for several operators
- Osage has delivered multiple high performing results to date

Mounds 16-1H (Carrera)
First Prod. Date: 12/15
Peak IP-30: 447 Boe/d
Oil: 41%
LL / Zone: 4,322'; Osage

Case Trust 2215 2-35H (Sandridge)
First Prod. Date: 01/16
Peak IP-30: 350 Boe/d
Oil: 2%
LL / Zone: 4,310'; Osage

Elwell 29-1H (Comanche)
First Prod. Date: 10/14
Peak IP-30: 1,121 Boe/d
Oil: 51%
LL / Zone: 4,405'; Osage

Medill 1-27H (Sandridge)
First Prod. Date: 10/16
Peak IP-30: 925 Boe/d
Oil: 77%
Zone: Meramec

Chain Ranch 1H-2 (Devon)
First Prod. Date: 02/16
Peak IP-30: 1,214 Boe/d
Oil: 16%
LL / Zone: 4,589'; Osage

Marsh 1H-16 (Devon)
First Prod. Date: 08/15
Peak IP-30: 1,343 Boe/d
Oil: 27%
LL / Zone: 4,279'; Osage

Olive Lee 1H-22 (Devon)
First Prod. Date: 08/14
Peak IP-30: 1,933 Boe/d
Oil: 11%
LL / Zone: 4,594'; Osage

Howard 5-19-17 1H (Tapstone)
First Prod. Date: 01/16
Peak IP-30: 2,605 Boe/d
Oil: 62%
Zone: Osage

Irving 19-19-16 1H (Tapstone)
First Prod. Date: 02/16
Peak IP-30: 786 Boe/d
Oil: 27%
LL / Zone: 5,118'; Osage



Woodward
Major
Dewey
Blaine
Kingfisher
Legend
LINN Acreage
Meramec Well
Osage Well

Schoeppel 16-20-12 1H (Chesapeake)
Peak IP-30: 1,025 Boe/d
Oil: 50%
LL / Zone: 4,764'; Meramec Silt

Hoskins 5-19-12 1H (Chesapeake)
Peak IP-30: 1,213 Boe/d
Oil: 60%
LL / Zone: 4,886'; Meramec Silt

Robison-Payday 16-1H (Carrera)
First Prod. Date: 04/15
Peak IP-30: 773 Boe/d
Oil: 46%
Zone: Osage

Scheffler 1H-9X (Newfield)
First Prod. Date: 12/14
Peak IP-30: 800 Boe/d
Oil: 77%
LL / Zone: 10,150'; Meramec

Dennis 28-19-16 1H (Tapstone)
First Prod. Date: 06/15
Peak IP-30: 1,840 Boe/d
Oil: 15%
LL / Zone: 4,860'; Osage

Wilson 35-19-16 1H (Tapstone)
First Prod. Date: 10/15
Peak IP-30: 983 Boe/d
Oil: 20%
LL / Zone: 5,237'; Osage

Bell Gene 1H-2 (Valpoint)
First Prod. Date: 07/14
Peak IP-30: 572 Boe/d
Oil: 47%
LL / Zone: 4,059'; Osage

Peoples 1-29H (Cimarex)
First Prod. Date: 12/14
Peak IP-30: 1,571 Boe/d
Oil: 55%
LL / Zone: 4,768'; Meramec

Ludwig 1-22-15Xh (Continental)
First Prod. Date: 07/15
Peak IP-30: 1,146 Boe/d
Oil: 100%
Zone: Meramec

Operator Name	Rigs	Operator Name	Rigs
Continental	9	Cimarex	2
Devon	7	Marathon	1
Newfield	5	Other	16
Chesapeake	2		

Legend
- LINN Acreage
- Meramec Well
- Osage Well

Note: Peak IP-30 volumes have been normalized to a 5,000 ft lateral length. Data sourced from LINN production history, IHS and public company investor presentations.
Note: Rig count based on rigs shown within parameters of offset activity map.

17

STACK

LINN Energy

Asset Highlights

- ~24,000 net acres majority operated position, relatively scattered throughout the eastern core of the STACK, 99%+ held by production
- Asset development in East Kingfisher County has focused on Lower Meramec and Osage

Key Developments

- Areas on the edge of the acknowledged core of the STACK are now being de-risked by several operators in multiple target intervals
- Continuing to monitor industry activity and participate in high rate-of-return projects
- Evaluate opportunities for trades to core up acreage

Key Attributes

- Several near-term wells drilled by others could reset expectations for the acreage
- Exposure to multiple emerging plays in STACK, Osage and Woodford
- Other geologically discrete targets such as SOHOT, Hoxbar and Marchand have potential



Caldwell 22-18-61H (Chesapeake) First Prod. Date: 08/16 Peak IP-30: 2,501 Boe/d Oil: 80% LL / Zone: 3,624'; Oswego
Lightle 4-18-61H (Chesapeake) First Prod. Date: 09/16 Peak IP-30: 1,619 Boe/d Oil: 88% LL / Zone: 4,514'; Oswego
Hill 2-18-62H (Chesapeake) Peak IP-30: 1,217 Boe/d Oil: 86% LL / Zone: 5,023'; Oswego
Farrar 11-18-61H (Chesapeake) First Prod. Date: 09/16 Peak IP-30: 1,175 Boe/d Oil: 87% LL / Zone: 4,506'; Oswego
Hladik (LongFellow) First Prod. Date: 06/13 Peak IP-30: 817 Boe/d Oil: 50% LL / Zone: 4,497'; Osage
Burpo 1705 2-7Mh (Alta Mesa) First Prod. Date: 05/15 Peak IP-30: 868 Boe/d Oil: 70% LL / Zone: 4,880'; Osage
School Land 1-36H (Husky Ventures) First Prod. Date: 10/13 Peak IP-30: 1,664 Boe/d Oil: 64% LL / Zone: 4,022'; Hunton
Borelli 1705 4-8Mh (Alta Mesa) First Prod. Date: 07/15 Peak IP-30: 1,132 Boe/d Oil: 77% LL / Zone: 4,845'; Osage
Shimanek 1-2H (Husky Ventures) First Prod. Date: 10/14 Peak IP-30: 1,500 Boe/d Oil: 67% LL / Zone: 4,307'; Hunton
Corwin 1-34H (Husky Ventures) First Prod. Date: 12/11 Peak IP-30: 1,184 Boe/d Oil: 71% LL / Zone: 3,340'; Hunton
Kingfisher
Hughes Trust 33-18-7 1H (Chesapeake) First Prod. Date: 04/15 Peak IP-30: 1,384 Boe/d Oil: 91% LL / Zone: 4,233'; Oswego
Cmn Farms 1607 1-15Mh (Payrock) First Prod. Date: 07/15 Peak IP-30: 1,125 Boe/d Oil: 47% LL / Zone: 4,942'; Meramec
Beecher 1607 1-11Mh (Payrock) First Prod. Date: 10/15 Peak IP-30: 1,224 Boe/d Oil: 39% LL / Zone: 4,942'; Meramec
Rice 1H-26 (Newfield) First Prod. Date: 08/15 Peak IP-30: 948 Boe/d Oil: 48% LL / Zone: 4,708'; Meramec
Hansens 1607 1-12Mh (Payrock) First Prod. Date: 07/15 Peak IP-30: 1,152 Boe/d Oil: 53% LL / Zone: 4,880'; Meramec
James 1H-2X (Newfield) First Prod. Date: 10/15 Peak IP-30: 1,060 Boe/d Oil: 70% LL / Zone: 9,993'; Meramec
Franklin 1H-1X (Newfield) First Prod. Date: 10/15 Peak IP-30: 1,011 Boe/d Oil: 69% LL / Zone: 9,897'; Meramec
Eve 1506 1-20Mh (Marathon) First Prod. Date: 01/16 Peak IP-30: 1,071 Boe/d Oil: 88% LL / Zone: 4,892'; Meramec
Post Brothers 1H-27X (Newfield) First Prod. Date: 07/15 Peak IP-30: 745 Boe/d Oil: 44% LL / Zone: 10,066'; Meramec

Operator Name	Rigs	Operator Name	Rigs
Alta Mesa	5	Continental	2
Newfield	5	Chesapeake	2
Marathon	3	Other	7
Devon	3		

Legend
- LINN Acreage
- Osage Well
- Hunton Well
- Meramec Well
- Oswego Well

Note: Peak IP-30 volumes have been normalized to a 5,000 ft lateral length.. Data sourced from LINN production history, IHS and public company investor presentations.
Note: Rig count based on rigs shown within parameters of offset activity map.

18

Arkoma - Mid-Continent Growth

LINN Energy

Asset Highlights

- Net Production of ~31 MMcfe/d (77% Natural Gas, 22% NGL, 1% Oil)
- Approximately 450 producing wells (195 Operated)
- ~49,000 net acres that are 99%+ held by production
- Proved Developed Reserves of 126 Bcfe
- Proved Developed PV-10 of $50 million (SEC) and $75 million (Strip)

Attributes

- Contiguous majority operated acreage in the core of Arkoma Basin
- Primary target is the Woodford
- Highly delineated area with widely acknowledged geologic boundaries and understanding of gas BTU content
- Primary opportunity exists in infill drilling, refracs and recompletes
- Offset operators include BP, Newfield and Vanguard

Key Developments

- Renegotiated gas contract improves new drill economics
- Recent offset results with next generation fracs have shown potential of the Woodford to deliver improved economics
- Recent NFX Ellis offset delivered IP of 15 – 16 MMcf/d



Arkoma
Hughes
Pittsburg
Haskell
Latimer
Coal
Atoka

Upside Opportunities

- More than 150 net potential horizontal Woodford locations
- ~40% of the operated sections have only one producing well
- Implementing a refrac strategy similar to offset operators
- Application of new horizontal drilling and completion technology

19

Jonah – Rockies Growth

LINN Energy

Asset Highlights

- Net Production of ~152 MMcfe/d (80% Natural Gas, 15% NGL, 5% Oil)
- Approximately 830 producing wells (370 Operated)
- ~30,000 net acres that are 98%+ held by production
- Proved Developed Reserves of 372 Bcfe
- Proved Developed PV-10 of $274 million (SEC) and $389 million (Strip)

Attributes

- High quality, tight gas field in the Green River Basin, Wyoming
- Primarily from the over-pressured Lance (Avg TD: ~13,200' MD)
- Thick gross section: 3,000-5,000'
- Stable base production driven by strengths in production optimization, cost control, technology and innovation
- Low lifting cost / high-margin gas field
- Offset operators are Jonah Energy and Ultra

Key Developments

- Drilled and completed 68 wells to date
- Participated in two non-op horizontals with encouraging results
- A key new (non-op) horizontal well has now been completed and is flowing



Pinedale
Anticline Field
Jonah Field
Sublette
Sweetwater

Upside Opportunities

- High rate-of-return vertical infill drilling on less developed acreage
- Future horizontal potential (operated and non-operated)
- Vertical infills from downspacing prospective at higher prices
- Additional upside can be unlocked with newly acquired seismic

20

Washakie – Rockies Growth

LINN Energy

Asset Highlights

- Net Production of ~74 MMcfe/d (72% Natural Gas, 23% NGL, 5% Oil)
- Approximately 1,250 producing wells (600 Operated)
- ~200,000 net acres that are 95%+ held by production
- Proved Developed Reserves of 211 Bcfe
- Proved Developed PV-10 of $60 million (SEC) and $118 million (Strip)

Attributes

- Large contiguous acreage position in one of America's premier tight gas fields
- Production primarily from the Almond
- Stable base production driven by strengths in production optimization, cost control, technology and innovation
- Low lifting costs / high-margin natural gas field
- Offset operators include: BP, Anadarko, Southland, Warren, QEP, Southwestern and Samson

Key Developments

- Significant horizontal offset activity from several operators



BP Champlin 452 9-20H
Zone: Almond
30-day Peak: 10.4 MMcf/d
BP Champlin 452 11-20H
Zone: Almond
30-day Peak: 8.8 MMcf/d
BP Latham Draw 3-40H
Zone: Almond
30-day Peak: 11.1 MMcf/d
(15.9 MMcfe/d)
Sweetwater
Carbon



Lewis Turbidites & Basin Floor Fans
ALMOND
ERICSON
Target
Almond

Upside Opportunities

Horizontal development in the Almond and Lewis

Fort Union play being de-risked with industry activity

21

Bluebell Altamont – Rockies Growth

LINN Energy

Asset Highlights

- Net Production of ~1,500 BOE/d (16% Natural Gas, 84% Oil)
- Approximately 730 producing wells (88 Operated)
- ~45,000 net acres that are 99%+ held by production
- Proved Developed Reserves of 35 Bcfe
- Proved Developed PV-10 of $61 million (SEC) and $89 million (Strip)

Attributes

- Located in northeastern Utah in the Uinta Basin
- Significant, blocky position with numerous oily targets / high OOIP
- Production primarily from the Wasatch and Lower Green River
- Wasatch / Flagstaff reservoirs are naturally fractured thin sandstones, shales and carbonates
- Offset operators include Axia, Newfield, Crescent Point, Bill Barrett, Petroglyph and QEP

Key Developments

- Newfield is targeting the Uteland Butte member of the Lower Green River and Wasatch formation
- Crescent Point is targeting the Castle Peak zone of the Lower Green River (eight wells to date)
- Axia is targeting the Uteland Butte and Castle Peak (two wells to date)



Axia
Crescent Point
Newfield
Duchesne
Uintah



Mid GR
Lower GR
HI-5 Target
Castle Peak
Uteland Butte
Wasatch
Flagstaff

Upside Opportunities

Testing horizontal HI5 potential in the Lower Green River

Potential additional Lower Green River benches

Offset Horizontal plays

22

Williston Basin – Rockies Growth

LINN Energy

Asset Highlights

- Net Production of ~9,800 BOE/d (57% Oil , 22% NGL, 21% Natural Gas)
- Approximately 1,100 producing wells (All non-Operated)
- ~20,000 net acres that are 98%+ held by production
- Proved Developed Reserves of 119 Bcfe
- Proved Developed PV-10 of $139 million (SEC) and $230 million (Strip)

Attributes

- Improved completions have led to attractive economics
- High-quality partners (including NFX, HES, XTO, WLL and CLR)
- 2016 capital spend of $23 million with partners
- More than 50 wells drilled and awaiting completion


Upper Bakken Shale
Source Rock
Middle Bakken
Reservoir
TARGET
Lower Bakken Shale
Source Rock
Upper Three Forks
Reservoir
TARGET
Middle Three Forks
Reservoir


Parshall
Williams
Mountrail
Nesson Anticline
Dunn

Upside Opportunities

- More than 700 gross horizontal locations in the Bakken and Three Forks
- Ongoing evolution of completions improving type curves
- Further downspacing in both the Bakken and the Three Forks
- Basin focused midstream projects to improve economics

23

North Louisiana - Growth

LINN Energy

Asset Highlights

- Net Production of ~15 MMcfe/d (76% Natural Gas, 12% NGL, 12% Oil)
- Approximately 200 producing wells (111 Operated)
- ~150,000 total net acres that are 99%+ held by production
    - ~8,000 net acres in Ruston
    - ~19,000 net acres in Calhoun
- Proved Developed Reserves of 41 Bcfe
- Proved Developed PV-10 of $20 million (SEC) and $31 million (Strip)
- Key Areas include Ruston and Calhoun

Attributes

- Ruston is analogous to the Terryville Field to the west where Range Resources and others have been actively drilling highly economic horizontal wells
- Calhoun is a large position to the east that may be prospective
- Asset upside for both areas focuses on over-pressured Cotton Valley group
- Key offset operators include Range and Wildhorse

Key Developments

- In 2016, LINN drilled its first operated horizontal well, the Elliott Et Al 1 11 HC-1, in the Ruston area with initial production of approximately 22 MMcfe/d (~49% working interest and choke managed in 2016)
- Range Resources recently reported encouraging offset well results to the south and west of our Calhoun acreage
- Partners in many Nadel and Gussman and Wildhorse wells



Lincoln Farms 3-10 (Nadel and Gussman) First Prod. Date: 07/15 Peak IP: 15.6 MMcf/d Zone: Upper Red
Ates 18-7 (WildHorse) First Prod. Date: 07/15 Peak IP: 17.4 MMcf/d Zone: Upper Red
Lincoln Farms 3-34 (Nadel and Gussman) First Prod. Date: 07/15 Peak IP: 11.6 MMcf/d Zone: Upper Red
Spillers 18-7 (WildHorse) First Prod. Date: 07/15 Peak IP: 21.7 MMcf/d Zone: Upper Red
Elliott 1-11 HC-1 (LINN) First Prod. Date: 02/16 Peak IP: 21.7 MMcf/d Zone: Upper Red
Davis Bros 27 (Range) First Prod. Date: 07/16 Peak IP: 5.0 MMcf/d Zone: Lower Red
Harrison 7-6 (Nadel and Gussman) First Prod. Date: 10/16 Peak IP: 15.0 MMcf/d Zone: Upper Red
Lamkin 5 (Range) First Prod. Date: 04/16 Peak IP: 12.4 MMcf/d LL / Zone: 5,050'; Upper Red
Weyerhaeuser (Range) First Prod. Date: 06/16 Peak IP: 23.3 MMcf/d LL / Zone: 4,250'; Lower Red
Ruston
Lincoln
Union
Calhoun
Ouachita
Jackson
Legend
LINN Acreage
LINN Well
Nadel and Gussman Well
Range Well
WildHorse Well

Upside Opportunities

Emerging horizontal potential across Calhoun acreage

Evaluating further horizontal potential on northern Ruston acreage

Horizontal development of horizons other than Upper and Lower Red



Davis
Taylor
U. Deep Pink
L. Deep Pink
Upper Red
Lower Red
Bossier Shale
Haynesville Shale
Buckner
Gray Sandstone
Target
Target

Note: Data sourced from LINN production history, IHS and public company investor presentations.

24

East Texas - Growth

LINN Energy

Asset Highlights

- Net Production of ~57 MMcfe/d (95% Natural Gas, 3% NGL, 2% Oil)
- Approximately 1,000 producing wells (871 Operated)
- ~115,000 net acres that are 99%+ held by production
- Proved Developed Reserves of 276 Bcfe
- Proved Developed PV-10 of $101 million (SEC) and $156 million (Strip)
- Key Areas include Overton and Groesbeck

Attributes

- Multiple fields with long productive histories
- Majority of the wells produce from the Cotton Valley group
- The Cotton Valley group has multiple productive horizons, several of which have yet to be exploited
- Bossier Sand and Cotton Valley Lime have been horizontally productive in Groesbeck area (Personville, Nan-Su-Gail and Bald Prairie)
- Key offset operators include XTO and Tanos

Key Developments

- Successful horizontal Bossier and Cotton Valley Lime wells in the Groesbeck area
- Recent operated recompletions to the Cotton Valley and Travis Peak have seen high rate-of-returns at current prices
- Significant inventory of additional recompletion opportunities provide the potential to offset base decline with minimal capital



Overton
Groesbeck



Groesbeck Type Log
Gamma Ray
Resistivity
James Lime
Pettet
Travis Peak
Cotton Valley
Bossier
Haynesville Lime
Target
Target
Target
Target

Upside Opportunities

- Emerging horizontal potential across stacked pays in multiple fields
- Additional vertical drilling potential across the position
- Significant low risk recompletion potential in existing PDP wells
- Emerging potential for extension of Buda, Georgetown and Austin Chalk onto LINN's acreage

25

Hugoton - Legacy Low Decline Asset

LINN Energy

Asset Highlights

- Net Production of ~155 MMcfe/d (68% Natural Gas, 32% NGL)
- Approximately 6,500 producing wells (Majority Operated)
- ~1.1 million net acres that are 99%+ held by production
- Proved Developed Reserves of 961 Bcfe
- Proved Developed PV-10 of $524 million (SEC) and $716 million (Strip)

Attributes

- Very mature, low decline, highly delineated natural gas field
- Position acquired through a number of transactions from 2012 – 2014
- LINN is the largest operator in the basin
- Focus on Chase and Council Grove formation which produce significant volumes of helium
- Operation of extensive gathering infrastructure and have a significant midstream / processing investment
- 100% interest in the Jayhawk processing plant with capacity of 450 MMcf/d
- Jayhawk is currently at ~60% utilization given the recent shut-down of the Satanta plant + third-party volumes
- Estimate a minimal amount of capital to offset base decline

Key Developments

- Recent shut down of the Satanta plant along with consolidation of the volumes with Jayhawk have increased the plant efficiency
- New marketing contracts have significantly increased revenue received for helium


Jayhawk Plant
450 MMcf/d
Capacity

Upside Opportunities

More than 3,400 vertical infill locations identified

Production, compression and gathering optimization

Increase Jayhawk plant efficiency with even higher input volumes

26

Permian – Mature Waterfloods

LINN Energy

Asset Highlights

- Net Production of ~9,300 BOE/d (24% Natural Gas, 23% NGL, 53% Oil)
- Approximately 1,600 producing wells (1,470 Operated)
- ~90,000 net acres that are 99%+ held by production
- Proved Developed Reserves of 136 Bcfe
- Proved Developed PV-10 of $114 million (SEC) and $222 million (Strip)
- 4,000+ net acres with deep rights in the Delaware

Attributes

- Attractive low decline base production from several waterfloods and vertical Wolfberry
- Asset development has focused on completion optimization, vertical infills, waterflood expansion and optimization
- Wolfberry position in east Martin / west Howard Counties is wellbore only
- LINN owns primarily shallow rights in waterflood areas



Shallow Waterfloods
Wellbore Only
Waterfloods
East Goldsmith
Hockley
Garza
Gaines
Dawson
Borden
Eddy
Andrews
Winkler
Ector
Midland
Glasscock
Sterling
Ward
Crane
Upton
Reagan
Irion
Pecos
Crockett
Schleicher
Sutton

Upside Opportunities

Sell or develop 4,000+ net acres with deep rights in the Delaware

Additional waterflood and CO_2 opportunities in the East Goldsmith

Waterflood optimization potential in several other fields

Vertical infill potential across the basin



Delaware Deep Rights
NM
TX

27

California – Shallow Decline Oil Asset

LINN Energy

Asset Highlights

- Net Production of ~5,300 BOE/d (99% Oil, 1% NGL)
- Approximately 800 producing wells with high working interest
- ~3,000 net acres that are 100% held by production
- Proved Developed Reserves of 170 Bcfe
- Proved Developed PV-10 of $233 million (SEC) and $347 million (Strip)

Belridge

- Asset development has focused on waterflood down spacing and thermal development opportunities
- Concentrated acreage position with stacked reservoirs (Diatomite and Tulare) and significant resource in place
- Uniquely developed asset relative to offset positions in area and proven reservoir and geologic model
- Offset operators include Aera, CRC, and Berry

Brea

- Stable long life oil field with ~4% base decline
- Natural gas is converted to electricity to power the field, reducing operating expenses and assisting emissions requirements
- Natural gas processing facility


CA
Belridge
Brea

Upside Opportunities

~100 gross infill locations in the Tulare steamflood with rates-of-return greater than 30% at $3 / $50

Over 800 gross infill locations in the Diatomite waterflood ~230 with rates-of-return greater than 30% at $3 / $50

Continued base optimization and margin improvement

28

Diverse Long Life Producing Assets

LINN Energy

Operated Assets with Upside Potential

- **Michigan / Illinois** – Compression optimization
- **South Texas** - Recompletions and compression optimization
- **Texas Panhandle** - Compression optimization
- **Tulsa Waterfloods** – Waterflood optimization

Non-Operated Assets

- **Salt Creek** – Proven EOR success and potential for additional expansion / optimization of CO_2 flood
- **Drunkards Wash** – Non-Op asset southwest of Bluebell Altamont
- **Other Non-Op / Other Royalties** – Non-Op and Royalty Interest not included elsewhere



Michigan
Salt Creek
Drunkards Wash
Illinois
Texas Panhandle
Eastern Oklahoma Waterfloods
South Texas

		Net Acres	Production[1] (MMcfe/d)	Primary Commodity	Proved Developed[2] Bcfe	Proved Developed[2&4] SEC Pricing PV-10 $ in Millions	Proved Developed[3&4] Strip Pricing PV-10 $ in Millions	Operatorship
Long Life Stable Base Assets	Michigan / Illinois	~200,000	30	Natural Gas	269	$ 82	$ 122	Majority Operated
	Eastern Oklahoma Waterfloods	~30,000	14	Oil	75	$ 47	$ 99	Majority Operated
	Salt Creek	~5,000	13	Oil	46	$ 28	$ 84	Non-Operated
	South Texas	~130,000	27	Natural Gas	68	$ 42	$ 67	Majority Operated
	Texas Panhandle	~140,000	23	Mixed	60	$ 33	$ 63	Operated
	Drunkards Wash	~50,000	23	Natural Gas	57	$ 30	$ 45	Non-Operated
	Other Non-Op / Other Royalties	~15,000	2	Natural Gas	8	$ 10	$ 12	Non-Operated

(1) Average full year 2016 actual production
(2) SEC pricing of $2.48 per MMBtu for natural gas and $42.64 per bbl for oil as determined by DeGolyer & McNaughton
(3) Strip pricing as of February 15, 2017 shown as Natural Gas / Oil per year: 2017 $3.27/$54.17 | 2018 $3.03/$54.93 | 2019 $2.85/$54.50 | 2020 $2.84/$54.32 | 2021 $2.84/$54.46 | 2022 $2.85/$54.96
(4) Refer to slide 3 for the PV-10 disclosure

29

Pro Forma Capitalization At December 31, 2016

Historical

Rights Offering

Reorganization Adjustments

Pro Forma

(in millions)

Cash and cash equivalents

$694.9

$514.1

$(1,159.0)

$50.0

Total debt:

Credit facility

$1,654.8

$—

$(1,654.8)

$—

Term loan

284.2

—

(284.2)

—

6.50% senior notes due May 2019

562.2

—

(562.2)

—

6.25% senior notes due November 2019

581.4

—

(581.4)

—

8.625% senior notes due April 2020

718.6

—

(718.6)

—

12.00% senior secured second lien notes due December 2020

1,000.0

—

(1,000.0)

—

7.75% senior notes due February 2021

779.5

—

(779.5)

—

6.50% senior notes due September 2021

381.4

—

(381.4)

—

Net unamortized discounts and premiums

(1.2)

—

1.2

—

Exit facility

—

—

1,012.0

1,012.0

Total debt

$5,960.9

$—

$(4,948.9)

$1,012.0

Total equity:

Common stock

$—

$0.5

$0.5

$1.0

Additional paid-in capital

—

513.6

823.4

1,337.0

Units issued and outstanding

5,386.9

—

(5,386.9)

—

Accumulated deficit

(7,783.9)

—

7,783.9

—

Total equity (deficit)

$(2,397.0)

$514.1

$3,220.9

$1,338.0

Total capitalization

$3,563.9

$514.1

$(1,728.0)

$2,350.0

Total liquidity:

Borrowing base

$1,946.3

$—

$(546.3)

$1,400.0

Less: borrowings

(1,939.0)

—

1,227.0

(712.0)

Less: letters of credit

(7.3)

—

—

(7.3)

Plus: cash and cash equivalents

694.9

514.1

(1,159.0)

50.0

Total liquidity

$694.9

$514.1

$(478.3)

$730.7

Debt Reduction

$3,088

$2,215

$662

500

500

300

1,000

1,000

3,857

3,023

$8,445

$6,738

$962

0

1,000

2,000

3,000

4,000

5,000

6,000

7,000

8,000

9,000

12/31/2015 with Berry 12/31/15 excluding Berry Est. 2/28/17

$ Millions

RBL Term Loan Second Lien Notes Unsecured Notes

Pro Forma Annual Interest

Expense

$497 million $415 million $55 million(2)

Debt Reduction Contributors

Berry Separation $1,707

Equitize Second Lien / Unsecured Notes 4,023

Hedge Unwind 1,190

New Money Investment 530

Other 33

Total $7,483

Total Net Debt and Annual Interest Expense estimated to be lowered by ~90%

(1)

(1) See reconciliation of net debt (a non-GAAP measure) on slide 29. Financial projections from Exhibit C in the disclosure statement adjusted for $40 million GUC payment

(2) 2017 estimated interest expense pro forma for a 1/1/2017 emergence date

Common Equity

• Approximately 89.2 million shares issued and outstanding at emergence

• Approximately 2.5 million restricted stock units issued at emergence(1)

Term Loan

• $300 million outstanding at emergence

• Matures February 27, 2021

• LIBOR + 750

• Mandatory quarterly amortization payments

$25 million in 2017, $37.5 million in 2018, $50 million in 2019

$50 million in 2020, $137.5 million in 2021

$1.4 Billion Revolver

• Initial conforming borrowing base of $1.4 billion—LIBOR +350

• Matures in July 2020

• ~$662 million(2) drawn on RBL A at emergence

• Redeterminations semi-annually every April 1 and October 1 starting 2018

• If borrowing base is redetermined below $1.4 billion, the difference is reallocated to a nonconforming borrowing base with interest payable at LIBOR +550

32

(1) A total of approximately 9.9 million shares are reserved for issuance under the Company’s long-term incentive plans. Restricted stock units awards representing 2.5 million shares were granted.

(2) Net of estimated cash of $50 million. See reconciliation of net debt (a non-GAAP measure) on slide 29. Financial projections from Exhibit C in the disclosure statement adjusted for $40 million

GUC payment

Reorganized LINN Capital Structure

370

110

10

-

50

100

150

200

250

300

350

400

2017 2018 2019

12,000

5,000 5,000

-

5,000

10,000

15,000

20,000

25,000

30,000

2017 2018 2019

Natural Gas Positions

Volumes (MMcf/d)

33

Commodity Hedge Portfolio

Swaps

Volumes (Bbls/d)

Oil Positions

Swaps Collars

$3.17

$52.13

$3.02

$50.00-

$55.50

Note: Hedge portfolio as of February 28, 2017 and excludes hedges associated with Berry.

$50.00-

$55.50

$3.08

New Board of Directors

Mark E. Ellis is President and Chief Executive Officer of LINN Energy. Mr. Ellis has more than 35 years of experience in the oil and natural gas industry. He joined LINN in December 2006 as Executive Vice President and Chief Operating Officer, was promoted to President and Chief Operating Officer in December 2007, President and Chief Executive Officer in January 2010 and Chairman, President and Chief Executive Officer in December 2011. Before joining LINN, Mr. Ellis served as President of the Lower 48 for ConocoPhillips. Prior to joining ConocoPhillips, he served as Senior Vice President of North American Production for Burlington Resources. He first joined Burlington Resources in 1985 and served in roles of increasing responsibility, including President of Burlington Resources Canada Ltd., Vice President and Chief Engineer, Vice President of the San Juan Division and Manager of Acquisitions. He began his career at The Superior Oil Company, where he served in several engineering positions in the onshore and offshore divisions. Mr. Ellis holds a bachelor’s degree in petroleum engineering from Texas A&M University.

Mark E. Ellis

President and Chief Executive Officer

David B. Rottino is Executive Vice President and Chief Financial Officer of LINN Energy. Mr. Rottino oversees the accounting, tax, investor relations, business development and strategic planning functions. Mr. Rottino has over 25 years of total experience and over 20 years of experience in the oil and natural gas industry. Prior to joining LINN in June 2008, he served at El Paso Energy, ConocoPhillips and Burlington Resources in various finance, accounting and strategic planning roles. Mr. Rottino earned a bachelor’s degree in business administration from Texas Tech University and anM.B.A. from Texas Christian University.

David B. Rottino Chief Financial Officer

Matthew Bonanno joined York Capital Management in July 2010 and is a Partner of the firm. Matthew joined York from the Blackstone Group, where he worked as an associate focusing on restructuring, recapitalization and reorganization transactions. Prior to joining the Blackstone Group, he worked on financing and strategic transactions at News Corporation and as an investment banker at JP Morgan and Goldman Sachs. Mr. Bonanno is currently a member of the board, in his capacity as a York employee, of Rever Offshore AS, all entities incorporated pursuant to York’s partnership with Costamare Inc. and Augustea Bunge Maritime, Next Decade LLC and Vantage Drilling Co. He received a bachelor’s degree in history from Georgetown University and an M.B.A. in finance from TheWharton School of the University of Pennsylvania.

Matthew Bonanno

Director

Philip Brown joined P. Schoenfeld Asset Management (“PSAM”) in 2009 and is a Partner of the firm where he focuses on credit-oriented investments across various industries. Prior to joining PSAM, Mr. Brown held positions at Sun Capital Partners, Inc., an operationally-focused private equity firm, and Buckeye Capital Partners, an event-driven hedge fund. He began his career as an investment banking analyst at Wasserstein Perella & Co. Mr. Brown graduated from Georgetown University in 1999 with bachelor’s degrees in economics and history.

Phil Brown

Director

Mr. Lederman joined Fir Tree in February, 2011 and is a Managing Director, Co-Head of Restructuring and a Partner at Fir Tree Partners. Prior to joining Fir Tree, Mr. Lederman worked in the Business Finance and Restructuring groups at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. In addition to Linn Energy, Mr. Lederman is currently a member of the board, in his capacity as a Fir Tree Partner’s employee, of New Emerald Energy, LLC and Deer Finance, LLC . Mr. Lederman received a J.D. degree with honors from New York University School of Law and a B.A., magna cum laude, from New York University.

Evan Lederman

Director

Kevin Mahony is a Principal at Centerbridge Partners, which he joined in July 2014. Prior to joining Centerbridge, Mr. Mahony was an associate at Oaktree Capital Management in its Global Principal Group and an investment banking analyst at Lazard in its Restructuring Group. He is currently a member of the board of directors, in his capacity as a Centerbridge employee, of Genco Shipping & Trading. Mr. Mahony graduated with honors from the University of Virginia with a B.S. in Commerce with concentrations in finance, management and a track in entrepreneurship, and a B.A. in Art History.

Kevin Mahony

Director

Andy Taylor is a member of the investment team of Elliott Management Corporation, a New York-based trading firm, where he is responsible for various corporate investments. Prior to joining Elliott in 2015, Mr. Taylor held similar positions in BlackRock’s Distressed Products Group, R3 Capital Partners and the Global Principal Strategies team at Lehman Brothers. He earned a bachelor’s degree inmechanical engineering from Rose-Hulman Institute of Technology in 1999, and an M.B.A., with honors, from the University of Chicago Booth School of Business in 2006.

Andy Taylor Di